August 21, 2107

Securities and Exchange Commission

100 F. Street, N.E.

Washington, DC 20549

Ladies and Gentlemen:

We have read item 4.01(a) of Form 8-K dated August 21, 2017, of Summer Energy Holdings, Inc. and are in agreement with the statements contained therein.

/s/ LBB & Associates LTD., LLP

Houston, Texas